SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

               Environmental Tectonics Corporation
        (Name of Registrant as Specified In Its Charter)


  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii),14a-6(i)(1), or
     14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies: n/a
     2) Aggregate number of securities to which transaction applies: n/a
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11./1/
     4) Proposed maximum aggregate value of transaction: n/a

[ ] Check box if any part of the fee is offset as provided by
     Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing.
     1) Amount previously paid:
     2) Form, Schedule, or Registration Statement No.:
     3) Filing party:
     4) Date filed:
________________________
/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

               ENVIRONMENTAL TECTONICS CORPORATION




            _________________________________________

            Notice of Annual Meeting of Shareholders
                         August 9, 1996
            _______________________________________


The Annual Meeting of the Shareholders of Environmental Tectonics
Corporation will be held at the offices of the Company, County
Line Industrial Park, Southampton, Pennsylvania on Friday,
August 9, 1996, at 10:00 a.m. (eastern time) for the following purposes:

1. To elect five directors to serve until their successors have been elected and qualified.

2.   To consider and act upon a proposal to amend the Company's
     Articles of Incorporation to authorize 1,000,000 shares of preferred stock.

3. To transact such other business as may properly come before the meeting.

The record date for determination of shareholders entitled to notice of and to vote at the meeting is July 3, 1996.


By Order of the Board of Directors

    ANN M. ALLEN, Secretary



July 8, 1996

Whether or not you expect to attend the meeting, please sign and date the enclosed proxy and return it promptly in order that your stock may be voted. If you attend the meeting, you may withdraw your proxy and vote in person.

               ENVIRONMENTAL TECTONICS CORPORATION

                 ANNUAL MEETING OF SHAREHOLDERS

                         August 9, 1996

                         PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Environmental Tectonics Corporation, a Pennsylvania corporation (the "Corporation" or the "Company"), of proxies in the accompanying form for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. (eastern time) on Friday, August 9, 1996, at the Company's executive offices at County Line Industrial Park, Southampton, PA 18966 and at any adjourned meeting thereof (the "Annual Meeting"). This Proxy Statement and accompanying form of proxy are being first sent or given to security holders on or about July 8, 1996. In addition to the use of the mails, directors, officers and employees of the Corporation may solicit proxies personally or by telephone. The expense of soliciting proxies will be borne by the Company.


              ACTION TO BE TAKEN UNDER THE PROXIES

     When a proxy in the enclosed form is properly executed and returned in the envelope provided, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified therein. Absent clear instructions to the contrary, such shares will be voted "FOR" the election, as directors, of the Board of Directors' nominees ("Matter No. 1") and "FOR" the amendment to the Corporation's Articles of Incorporation to authorize 1,000,000 shares of preferred stock ("Matter No. 2"). Any such proxy may be revoked at any time before its exercise by (i) executing and delivering a later dated proxy to the Secretary of the Corporation, (ii) giving written notice of revocation to the Secretary of the Corporation, or
(iii) by voting in person at the Annual Meeting. The mailing address of the Corporation is County Line Industrial Park, Southampton, PA 18966.


                VOTING SECURITIES AND RECORD DATE

     The close of business on July 3, 1996, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, the Corporation had outstanding 2,928,944 shares of Common Stock, $.10 par value per share ("Common Stock"). Each share of Common Stock is entitled to one vote on all matters coming before the Annual Meeting. Holders of Common Stock are not entitled to cumulate votes in elections of directors. The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast shall constitute a quorum at the Annual Meeting. Abstentions with respect to one or more proposals voted upon at the Annual Meeting will be included for purposes of determining a quorum for the Annual Meeting.

                  SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of July 1, 1996, the number of shares and percentage of the Company's Common Stock owned beneficially by each director, each nominee for director, each named executive officer set forth in the Summary Compensation Table on page 8 and each person holding, to the Company's knowledge, more than 5% of the outstanding Common Stock. The table also sets forth the holdings of all directors and executive officers as a group.

                                        Amount and
                                        Nature of      Percent
                                        Beneficial    of Common
Name and Address of Beneficial Owner    Ownership       Stock

William F. Mitchell (1)                   943,949        32.2%
c/o Environmental Tectonics
  Corporation
County Line Industrial Park
Southampton, PA  18966

Pete L. Stephens, M.D. (2)                315,650(3)    10.8%
1150 Eleni Lane
West Chester, PA  19382

Richard E. McAdams (4)                     25,526(5)      *
c/o Environmental Tectonics
  Corporation
County Line Industrial Park
Southampton, PA  18966

Michael A. Mulshine (6)                         0(7)      *
Osprey Partners
2517 Route 35
Manasquan, NJ  08736

Philip L. Wagner, Ph.D. (8)                 6,000(9)      *
Chadds Ford Technologies, Inc.
P.O. Box 377
Chadds Ford, PA  19317

All directors and executive
  officers as a group (11 persons)      1,332,726(10)    44.9%

* less than 1%
____________________
(1) Chairman of the Board, President and Director of the Corporation. Shares include 2,065 held jointly with spouse.
(2)  Director of the Corporation.
(3) Includes 8,550 shares held by or for the benefit of Dr. Stephens' wife and two of his children.
(4)  Director of the Corporation.
(5) Includes options to purchase 6,000 shares held under the Company's Incentive Stock Option Plan that are presently exercisable.
(6)  Director of the Corporation.
(7) Does not include warrants to purchase 125,000 shares of stock that are exercisable only upon completion of certain activities under a separate consulting agreement.
(8)  Director of the Corporation.
(9) Includes 4,000 shares held by or for the benefit of Dr. Wagner's wife.
(10) Includes options to purchase 36,800 shares held under the Company's Incentive Stock Option plan that are presently exercisable.

                          MATTER NO. 1

                      ELECTION OF DIRECTORS

     The Bylaws of the Corporation provide that the Board of Directors of the Corporation shall consist of not less than three nor more than ten directors. Within the foregoing limits, the Board of Directors may from time to time fix the number of directors. The Board of Directors of the Corporation presently consists of five directors.

     At the 1996 Annual Meeting of Shareholders, five directors shall be elected to serve for a one-year term and until their successors are elected and qualified.

     Unless otherwise instructed, the Board of Directors' proxyholders will vote the proxies received by them for the election of the five nominees named below. If any nominee should become unable to serve for any reason, proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe that any of the nominees named will be unable to serve, if elected.

     There is no cumulative voting for the election of directors. Each share of Common Stock is entitled to cast one vote for each nominee. The five nominees who receive the highest number of votes cast at the Annual Meeting will be elected as directors. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of the Annual Meeting.

     The following table sets forth certain information with respect to the Board of Directors' nominees for director, each of whom presently serves as a director of the Corporation.

                                                Principal
                                               Occupations
                                  Served as    and Position
                                  Director     and Offices
Name                        Age     Since    with the Company

William F. Mitchell(1)      54      1969     Chairman of the
                                             Board, President and
                                             Director

Richard E. McAdams(2)       60      1985     Executive Vice
                                             President and
                                             Director

Philip L. Wagner, Ph. D.(3) 60      1993     Director

Pete L. Stephens, M.D.(4)   58      1974     Director

Michael A. Mulshine(5)      57      1994     Director
____________________
(1) Mr. Mitchell has been Chairman of the Board, President and Chief Executive Officer of the Company since 1969, except for the period from January 24, 1986 through January 24, 1987, when he was engaged principally in soliciting sales for the Company's products in the overseas markets.

(2) Mr. McAdams has been with the Company since 1970. He became a Vice President in 1978, and an Executive Vice President in
     1990, with responsibility for contract administration.

(3) Dr. Wagner is an organic chemist with over 30 years of diversified experience managing research and development and new business development at E.I. du Pont de Nemours &
     Company.  In November 1992, he founded Chadds Ford
     Technologies, Inc., a consulting firm.  He is currently
     President of Chadds Ford Technologies, Inc.

(4) Dr. Stephens has been a physician engaged in the private practice of medicine for over 30 years.

(5) Mr. Mulshine has served as a Director of VASCO Corporation, a public company in the computer data security business, since 1991. He has been President of Osprey Partners, a management consulting firm, since 1977. He is Chairman of the Board of Dynex Sport Optics, Inc., an exclusive licensee of Wilson Sporting Goods Company and has been a Director and Secretary of Scangraphics, Inc., a public company, since 1985. Mr. Mulshine is an instrument-rated pilot who served as General Manager of a flight simulator company and was involved in simulation and modeling in his early career. He received a Bachelor of Science degree in Electrical Engineering in 1961 from Newark College of Engineering.

     During the year ended February 23, 1996, the Company had an Audit Committee consisting of three independent outside directors; Messrs. Michael A. Mulshine, Pete L. Stephens, and Philip L. Wagner. These three independent outside directors also served on the Company's Compensation Committee during the year ended February 23, 1996. The Audit Committee is charged with reviewing and overseeing the Company's financial systems and internal control procedures and conferring with the Company's independent accountants with respect thereto. The Compensation Committee is charged with reviewing the compensation of officers and key personnel. The Company does not have a standing nominating committee.

     During the year ended February 23, 1996 the Board of Directors held two meetings and the Audit and Compensation Committees each held one meeting. All members of the Board attended all of the meetings of the Board held while they were members of the Board. All members of the Audit and Compensation Committees attended all meetings of the Committees held while they were members thereof.

     There are no executive officers of the Company who are not also directors of the Company.

             REMUNERATION OF DIRECTORS AND OFFICERS

     The following table sets forth compensation paid by the Company to the Chief Executive Officer for services rendered during fiscal years 1996, 1995 and 1994. There are no other executive officers whose total annual salary and bonus exceeds $100,000. The footnotes to the table provide additional information concerning the Company's compensation and benefit programs.

                   SUMMARY COMPENSATION TABLE

                               Annual Compensation

                                                     Other
Name and                                             Annual       All Other
Principal          Fiscal                         Compensation  Compensation
Position            Year    Salary($)   Bonus($)     ($)(1)        ($)(2)
William F.         1996    $119,531       $0          $0          $ 2,473
Mitchell,          1995     131,568        0           0            1,154
President and      1994     165,105        0           0            1,453
Chief Executive
Officer
___________________

(1) The Company's executive officers receive certain perquisites. For fiscal years 1996, 1995 and 1994, these perquisites received by Mr. Mitchell did not exceed the lesser of $50,000 or 10% of his salary and bonus.

(2) These amounts represent the Company's contribution to the Retirement Savings Plan.

     Directors of the Company who are not officers of the Company are paid $600 for Board of Directors meetings which they attend.
Additional compensation is not paid for committee meetings.


         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 20, 1994, the Company and Mr. Mulshine entered into a Consulting Agreement, pursuant to which the Company has issued warrants to Mr. Mulshine to purchase 125,000 shares of the Company's common stock at an initial exercise price of $4.75 in consideration for Mr. Mulshine providing certain consulting services to the Company.


              COMPLIANCE WITH SECTION 16(a) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) Forms they file. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in the Company's proxy statement.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended February 23, 1996, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.


                   THE CORPORATION'S AUDITORS

     Under the Corporation's Bylaws and the governing law, authority to select the Corporation's independent accountants rests with the Board of Directors. Such selection is made through formal act of the Board of Directors. It has not been and is not the Corporation's policy to submit selection of its auditors to the vote of the shareholders because there is no legal requirement to do so. Grant Thornton LLP was the Company's auditors for the fiscal years ended February 24, 1995 and February 23, 1996. Auditors have not been selected for the current fiscal year. A representative of Grant Thornton is expected to be present at the Annual Meeting and will be given an opportunity to make a statement to the shareholders, if he desires to do so. Such representative will also be available to answer appropriate questions from shareholders.

     Coopers & Lybrand LLP was dismissed by the Company on January 3, 1995. In each of the two fiscal years for the two year period ended February 25, 1994, the accountant's reports on the Company's financial statements contained unqualified opinions, which were modified in fiscal 1994 for (i) an uncertainty paragraph for unsettled litigation, and (ii) an emphasis of a matter paragraph for contract claims receivable and a renegotiated extension to the Company's credit facility; and in fiscal 1993 for an uncertainty paragraph for unsettled litigation. The decision to dismiss the accountant was approved by the Company's audit committee.

     In each of the two fiscal years for the two year period ended February 25, 1994 there were disagreements which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In fiscal 1995, there were no disagreements with the former accountant in the interim period subsequent to February 25, 1994. In fiscal 1994, there were disagreements as to (i) the amount of revenue to be recognized under the percentage of completion method for a certain contract, (ii) income recognition of a certain insurance settlement, and (iii) the capitalization of certain software development costs. These issues were discussed with the Company's audit committee after final resolution was made to the satisfaction of the former accountant. There were no issues which involved differences of opinion over material matters related to auditing scope or procedures. The Company authorized the former accountant to respond fully to the inquiries of the successor accountant concerning the subject matter of each of these disagreements. In fiscal 1993, there were no issues which involved differences of opinion over material matters related to accounting principles or practices, financial statement disclosures or presentation and auditing scope procedures.

     The Company engaged Grant Thornton LLP as its new independent accountants as of February 16, 1995. During the two fiscal years prior to February 24, 1995, and through February 24, 1995, the Company did not consult with Grant Thornton on items which (i) were or should have been subject to SAS 50 or
(ii) concerned the subject matter of a disagreement or reportable event with the former auditors, Coopers & Lybrand LLP.


                          MATTER NO. 2

                    AMENDMENT TO ARTICLES OF
           INCORPORATION TO AUTHORIZE 1,000,000 SHARES
                       OF PREFERRED STOCK

     The Board of Directors of the Corporation has approved an amendment to Paragraph 6 of the Articles of Incorporation of the Corporation (the "Amendment") which, if adopted, would authorize 1,000,000 shares of preferred stock (the "Preferred Stock"). The Corporation's Articles of Incorporation presently authorize 10,000,000 shares of common stock (the "Common Stock") and no shares of preferred stock. As of July 1, 1996, there were 2,928,944 shares of Common Stock issued and outstanding.

     If adopted, the Amendment will authorize the Board of Directors to issue, from time to time, up to 1,000,000 shares of Preferred Stock as a class without a series, or in one or more series. There is currently no class of Preferred Stock issued and outstanding.

Reasons For Proposed Amendment.

     Matter No. 2 is being proposed by the Board of Directors because the Board believes that it is advisable to have the Preferred Stock authorized for various corporate purposes. The Corporation may from time to time consider acquisitions, stock dividends, and public or private financings which may involve the issuance of shares of the Preferred Stock. In addition, the Board of Directors is presently contemplating raising between $3 million and $10 million of additional capital through the sale (the "Proposed Sale") of (i) shares of Preferred Stock for cash in a private placement transaction and/or (ii) shares of Common Stock for cash in an underwritten public offering or a private placement transaction. The Board of Directors of the Corporation has no plans or proposals to sell the Preferred Stock or Common Stock in the Proposed Sale for anything other than cash. If the Corporation elects to offer and sell shares of Preferred Stock, the terms of such Preferred Stock will be negotiated with prospective investors. Accordingly, it is impossible to predict the terms of any series of Preferred Stock that might be sold in the Proposed Sale. No assurances can be given as to how many shares of Preferred Stock or Common Stock, if any, would be sold in the Proposed Sale or the amount of capital that would be raised. The Corporation intends to use any proceeds from the Proposed Sale for working capital purposes.

     The Board of Directors of the Corporation will not solicit shareholder approval in connection with the issuance of the Preferred Stock in the Proposed Sale or otherwise, except to the extent such approval is required by law or under the rules of the American Stock Exchange. The terms of the Preferred Stock to be offered in connection with the Proposed Sale or otherwise, including dividend rates, conversion features, voting rights, preemptive rights, redemption rights, liquidation rights, and similar matters will be determined by the Board of Directors at the time of such offering.

     The Preferred Stock will have a preference over the Common
Stock as to the payment of dividends, as to the right to distribution of assets upon redemption of shares or upon liquidation of the Corporation, or as to both dividends and assets, and such other preferences as may be fixed by the Board of Directors.

Advantages and Disadvantages.

     The advantage of the proposed Amendment is that it provides the Board of Directors with the flexibility to issue the Preferred Stock with such terms as may be necessary to sell the Preferred Stock to investors on a timely basis. If the Corporation was required to obtain shareholder approval of the specific terms, rights and preferences of a series of Preferred Stock prior to issuing such series of Preferred Stock, obtaining such approval could take several months. Changes in market conditions during such period could result in the terms that are approved by the shareholders no longer being acceptable to investors.

     The disadvantage of the proposed amendment is that management of the Corporation cannot predict with any certainty what effect, if any, the issuance of any shares of Preferred Stock will have on the voting or other rights of the holders of the Corporation's Common Stock. In addition, the Board of Directors could use the Preferred Stock to deter or defeat a hostile attempt to acquire control of the Corporation. See "Antitakeover Effect" below.

Antitakeover Effect.

     The adoption of the Amendment would empower the Board of Directors, without shareholder approval, to issue a block of Preferred Stock to persons friendly to or affiliated with the Corporation's management and having terms, including voting power, which may have the effect of deterring or discouraging, among other things, a non-negotiated tender or exchange offer for the Corporation's stock, a proxy contest for control of the Corporation, the assumption of control of the Corporation by a holder of a large block of the Corporation's stock, and the removal of the Corporation's management.

     The proposed Amendment is not the result of any effort to obtain control of the Corporation or to accumulate the Corporation's stock that is known to management of the Corporation, and the Corporation's management has no present intent to propose other antitakeover measures in the foreseeable future.

Other Antitakeover Provisions.

     In addition to the proposal to authorize the issuance of Preferred Stock, the Corporation's articles and bylaws and the Pennsylvania Business Corporation Law contain provisions that may have antitakeover effects. The following brief description of certain of such provisions is qualified in its entirety by reference to the Corporation's Articles of Incorporation and Bylaws and the Pennsylvania Business Corporation Law.

     Articles and Bylaws. The Corporation's Articles of Incorporation and Bylaws do not contain any other provisions that may have the effect of discouraging or deterring an offer for the Corporation's stock or an attempt to take control of the Corporation except that shareholders are not entitled to cumulate their votes for the election of directors. The absence of cumulative voting may result in a holder of a large block of the Corporation's stock being unable to elect any representative to the Board of Directors.

     Pennsylvania Law. The Pennsylvania Business Corporation Law contains certain provisions applicable to the Corporation which may have the effect of deterring or discouraging, among other things, a non-negotiated tender or exchange offer for the Corporation's stock, a proxy contest for control of the Corporation, the assumption of control of the Corporation by a holder of a large block of the Corporation's stock and the removal of the Corporation's management. These provisions, among other things: (1) require that, following any acquisition by any person or group of 20% of a public corporation's voting power, the remaining stockholders have the right to receive payment for their shares, in cash, from such person or group in an amount equal to the "fair value" of the shares, including an increment representing a proportion of any value payable for control of the corporation; and (2) prohibit for five years, subject to certain exceptions, a "business combination" (which includes a merger or consolidation of the corporation or a sale, lease or exchange of assets) with a stockholder or group of stockholders beneficially owning 20% more of a public corporation's voting power.

     In April 1990, Pennsylvania adopted legislation further amending the Pennsylvania Business Corporation Law. To the extent applicable to the Corporation at the present time, this legislation generally (1) expands the factors and groups (including shareholders) which the Board of Directors can consider in determining whether a certain action is in the best interests of the corporation, (2) provides that the Board need not consider the interests of any particular group as dominant or controlling, (3) provides that directors, in order to satisfy the presumption that they have acted in the best interests of the corporation, need not satisfy any greater obligation or higher burden of proof with respect to actions relating to an acquisition or potential acquisition of control, (4) provides that actions relating to acquisitions of control that are approved by a majority of "disinterested directors" are presumed to satisfy the directors' standard unless it is proved by clear and convincing evidence that the directors did not assent to such action in good faith after reasonable investigation, and
(5) provides that the fiduciary duty of directors is solely to the corporation and may be enforced by the corporation or by a shareholder in a derivative action, but not by a shareholder directly. One of the effects of the new fiduciary duty provisions may be to make it more difficult for a shareholder to successfully challenge the actions of the Board of Directors in a potential change in control context.

     Other provisions of the 1990 amendments prevent a person who has acquired 20% or more of the voting power of the Company from voting such shares unless the "disinterested" shareholders approve such voting rights. Failure to obtain such approval exposes the owner to the risk of a forced sale of the shares to the Company. If shareholder approval is obtained, the Company is subject to minimum severance payments to certain employees terminated within two years of the approval and to a prohibition on the abrogation of certain labor contracts prior to their stated date of expiration. In addition, in the event that the person or group publicly discloses that they may acquire control of the Company or if they acquire (or publicly disclose an offer or intent to acquire) 20% or more of the voting power of the Company and, in either case, sell shares within 18 months thereafter, then any profits from the sale of equity securities of the Company by such person or group during the 18-month period belong to the Company if the securities that were sold were acquired during the 18-month period or within 24 months prior thereto.

AMEX Requirements.

     The Corporation's Common Stock is listed for quotation on the American Stock Exchange ("AMEX"), which requires shareholder approval of the issuance of additional shares of Common Stock or securities convertible into Common Stock. If the issuance of such securities (i) is in connection with the acquisition of a company and the shares of Common Stock or securities convertible into Common Stock could result in an increase in the number of outstanding shares of Common Stock of 20% or more, (ii) is in connection with the acquisition of a company where a director, officer or substantial shareholder of the Corporation has a 5% or greater interest in such company and the issuance of the securities could result in an increase in outstanding Common Stock of 5% or more, or (iii) is in connection with a transaction other than a public offering at a price less than the greater of book or market value and will equal 20% or more of the Common Stock outstanding before issuance.

Language of Proposed Amendment.

     The amendment of the Articles of Incorporation to authorize the issuance of 1,000,000 shares of the Preferred Stock will consist of a revision to Paragraph 6 of the Articles of Incorporation to provide as follows:

          THE AGGREGATE NUMBER OF SHARES WHICH THE
     CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS 10,000,000
     SHARES OF COMMON STOCK, HAVING A PAR VALUE OF $.10 PER
     SHARE (THE "COMMON STOCK"), AND 1,000,000 SHARES OF
     PREFERRED STOCK (THE "PREFERRED STOCK").

          THE PREFERRED STOCK MAY BE ISSUED FROM TIME TO TIME AS A CLASS WITHOUT SERIES OR, IF SO DETERMINED BY THE BOARD OF DIRECTORS OF THE CORPORATION, EITHER IN WHOLE OR IN PART, IN ONE OR MORE SERIES. THERE IS HEREBY EXPRESSLY GRANTED TO AND VESTED IN THE BOARD OF DIRECTORS OF THE CORPORATION AUTHORITY TO FIX AND DETERMINE (EXCEPT AS FIXED AND DETERMINED HEREIN), BY RESOLUTION, THE PAR VALUE, VOTING POWERS, FULL OR LIMITED, OR NO VOTING POWERS, AND SUCH DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, IF ANY, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, IF ANY, INCLUDING SPECIFICALLY, BUT NOT LIMITED TO, THE DIVIDEND RIGHTS, CONVERSION RIGHTS, REDEMPTION RIGHTS AND LIQUIDATION PREFERENCE, IF ANY, OF ANY WHOLLY UNISSUED SERIES OF PREFERRED STOCK (OR THE ENTIRE CLASS OF PREFERRED STOCK IF NONE OF SUCH SHARES HAVE BEEN ISSUED), THE NUMBER OF SHARES CONSTITUTING ANY SUCH SERIES AND THE TERMS AND CONDITIONS OF THE ISSUE THEREOF. PRIOR TO THE ISSUANCE OF ANY SHARES OF PREFERRED STOCK, A STATEMENT SETTING FORTH A COPY OF EACH SUCH RESOLUTION OR RESOLUTIONS AND THE NUMBER OF SHARES OF PREFERRED STOCK OF EACH SUCH CLASS OR SERIES SHALL BE EXECUTED AND FILED IN ACCORDANCE WITH THE PENNSYLVANIA BUSINESS CORPORATION LAW OF 1988, AS AMENDED. UNLESS OTHERWISE PROVIDED IN ANY SUCH RESOLUTION OR RESOLUTIONS, THE NUMBER OF SHARES OF CAPITAL STOCK OF ANY SUCH CLASS OR SERIES SO SET FORTH IN SUCH RESOLUTION OR RESOLUTIONS MAY THEREAFTER BE INCREASED OR DECREASED (BUT NOT BELOW THE NUMBER OF SHARES THEN OUTSTANDING), BY A STATEMENT LIKEWISE EXECUTED AND FILED SETTING FORTH A STATEMENT THAT A SPECIFIED INCREASE OR DECREASE THEREIN HAD BEEN AUTHORIZED AND DIRECTED BY A RESOLUTION OR RESOLUTIONS LIKEWISE ADOPTED BY THE BOARD OF DIRECTORS OF THE CORPORATION. IN CASE THE NUMBER OF SUCH SHARES SHALL BE DECREASED, THE NUMBER OF SHARES SO SPECIFIED IN THE STATEMENT SHALL RESUME THE STATUS THEY HAD PRIOR TO THE ADOPTION OF THE FIRST RESOLUTION OR RESOLUTIONS.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT. The affirmative vote of a majority of all votes cast at the Annual Meeting is required to approve the Amendment. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of the Annual Meeting. All proxies will be voted "FOR" approval of the Amendment unless a shareholder specifies to the contrary on such shareholder's proxy card.


                     SOLICITATION OF PROXIES

     The Company has provided proxy materials to brokers, custodians, nominees, and fiduciaries and requested that such materials be forwarded to the beneficial owners of stock registered in the names of such brokers, custodians, nominees, and fiduciaries. In addition, solicitation of proxies may be made by officers, directors, and regular employees of the Company by personal interview, mail, telephone, and telegraph. The cost of soliciting proxies and related services will be borne by the Company.


                      SHAREHOLDER PROPOSALS

     Proposals which shareholders desire to have included in the Proxy Statement for the 1997 Annual Meeting of Shareholders must be received at the Corporation's executive offices, County Line Industrial Park, Southampton, Pennsylvania 18966 on or before March 10, 1997.


                          OTHER MATTERS

     The Company knows of no business which will be presented for consideration at the meeting. However, if other matters come before the meeting, it is the intention of the proxyholders to vote upon such matters as they, in their discretion, may determine.

     The Company's Annual Report to the Shareholders for the year ended February 23, 1996, is enclosed. Each person solicited hereunder can obtain a copy of the Corporation's Annual Report on Form 10-K for the year ended February 23, 1996, as filed with the Securities and Exchange Commission, without charge, except for exhibits to the report, by sending a written request to Environmental Tectonics Corporation, County Line Industrial Park, Southampton, PA 18966, Attention: Ann M. Allen, Secretary.

                              By Order of the Board of Directors

                              ANN M. ALLEN, Secretary
July 8, 1996

               ENVIRONMENTAL TECTONICS CORPORATION
           ANNUAL MEETING TO BE HELD ON AUGUST 9, 1996
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints Pete L. Stephens and Philip L. Wagner, or either of them, with full power of substitution, as the undersigned's proxies to vote at the Annual Meeting of Shareholders called for August 9, 1996 and at any adjournments thereof:

     1.   Election of Directors:

          [ ] For all nominees listed below (except as marked to the contrary) or

          [  ] Withhold the vote for all nominees.

Instruction: To withhold authority to vote for any individual nominee, strike out his name below:

     Richard E. McAdams, William F. Mitchell, Michael A.
     Mulshine, Pete L. Stephens, Philip L. Wagner

     2.   Amendment of Articles of Incorporation to Authorize
1,000,000 Shares of Preferred Stock

           FOR                AGAINST            ABSTAIN
           [  ]                [  ]               [  ]

     3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy, when property executed, will be voted in the manner designated herein by the undersigned shareholder. In the absence of designation, this Proxy will be voted "FOR" the election of all of the Board of Directors' nominees as directors and "FOR" the amendment of the Corporation's Articles of Incorporation to authorize 1,000,000 shares of Preferred Stock.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal.

Dated:________________, 1996  ____________________________(SEAL)
                              Shareholder's signature

                              ____________________________(SEAL)
                              Shareholder's signature

                              Please sign exactly as name appears
                              herein.  When signing as attorney,
                              executor, administrator, trustee,
                              guardian, etc., please give full
                              title as such.

                              [  ] I plan to attend the Annual
                                   Meeting on August 9, 1996.